Exhibit 10.1

SECOND AMENDMENT TO REAL ESTATE PURCAHSE

AND SALE AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of January 31, 2018, by and between Southeast Equity Properties, LLC, JHB1 Properties, LLC, TWH of Alabama, LLC, Robert E Lee Living Trust, Vulcan Pacific, LLC, USA Regrowth Fund, LLC, Novato Ventures, LLC, Besaid, LLC, Thrive SF Capital Group, LLC, JMZ Partners, LLC, Capital Concepts NW, LLC, BP Fund, LLC (collectively, “Seller”), and REVEN HOUSING REIT, INC., a Maryland corporation (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement October 12, 2017, as amended by that certain Amendment to Real Estate Purchase and Sale Agreement dated December 14, 2017 (collectively, the “Contract”), pursuant to which Seller agreed to sell to Buyer certain real property consisting of 40 single family homes in the State of Alabama, as more particularly described in the Contract, together with all of the improvements and structures located thereon, any heating and ventilating systems and other fixtures located therein or thereon, and all rights, interests, benefits, privileges, easements and appurtenances to the land and the Improvements, if any (collectively, the “Premises”); and

WHEREAS, Seller and Buyer desire to amend the Contract in certain respects, all as more particularly described hereinbelow.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Contract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, Seller and Buyer hereby agree as follows:

1.       Seller and Buyer hereby stipulate and agree that thirteen (13) of the single family homes comprising the Premises are being excluded from the transaction contemplated under the Contract. Section 1 of the Contact is hereby amended to provide that the Premises shall mean those certain twenty-seven (27) single family homes identified and generally described on Exhibit A attached to this Amendment, together with all of the Improvements (as defined in the Contract), any heating and ventilating systems and other fixtures located therein or thereon, and all rights, interests, benefits, privileges, easements and appurtenances to the land and the Improvements, if any. Exhibit A-2 attached to the Contract is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2.       The Contract is hereby amended to provide that the Purchase Price shall mean $1,659,000.00, subject to adjustments in accordance with the provisions of the Contract.

3.       The Contract is hereby amended to provide that the Closing Date shall occur on February 15, 2018, or such earlier date as may be agreed upon in writing by Seller and Buyer.

4.       Seller and Purchaser hereby stipulate and agree that the Necessary Repairs (as defined in the Contract) shall mean the work described on Exhibit B attached to this Amendment, which Seller has elected to perform prior to and/or after Closing, in accordance with the provisions of the Contract. Furthermore, Seller and Purchaser hereby stipulate and agree that the Purchase Price Escrow Repair Holdback (as defined in the Contract) shall be in the amount of $121,750.00, and shall be distributed by the Escrow Holder in accordance with the provisions of the Contract.

5.        All capitalized terms found in the Contract shall have the same meaning when used in this Amendment. This Amendment may be executed by facsimile or electronic signatures, which for all purposes shall be deemed to constitute originals. In addition, this Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.       Except as amended hereby, all terms and provisions of the Contract are and remain in full force and effect as therein written and are reinstated, ratified, and/or confirmed if and to the extent required to affirm the continuing validity of the Contract.

7.       In the event of a conflict between the terms of this Amendment and those of the Contract, the terms of this Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

[SIGNATURE PAGE FOLLOWS]

[Signature Pages for Seller]

Southeast Equity Properties, LLC, an Alabama limited liability company

By: /s/ Justin Harrison

Name: Justin Harrison

Title: Owner/Member

JHB1 Properties, LLC, an Alabama limited liability company

By: /s/ Justin Harrison

Name: Justin Harrison

Title: Owner/Member

TWH of Alabama, LLC, an Alabama limited liability company

By: /s/ Justin Harrison

Name: Justin Harrison

Title: Owner/Member

Robert E Lee Living Trust, a trust formed under the laws of the State of California

By: /s/ Jeff Welles

Name: Jeff Welles

Title: Trustee

Vulcan Pacific, LLC, a California limited liability company

By: /s/ Jeff Welles

Name: Jeff Welles

Title: Managing Member

USA Regrowth Fund, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

Novato Ventures, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

Besaid, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

Thrive SF Capital Group, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

JMZ Partners, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

Capital Concepts NW, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

BP Fund, LLC, an Alabama limited liability company

By: /s/ Jay Hinrichs

Name: Jay Hinrichs

Title: Owner

[End of Signature Pages of Seller]

[Signature Page for Buyer] REVEN HOUSING REIT, INC., a Maryland corporation By: /s/ Chad Carpenter Chad Carpenter Chief Executive Officer